Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated May 1, 2012 (as revised or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.LazardNet.com/lam/us/ lazardfunds.shtml. You can also get this information at no cost by calling (800) 823-6300 or by sending an e-mail request to ContactUs@LazardNet.com.

	Institutional Shares	Open Shares
Lazard U.S. Realty Income Portfolio	LRIIX	LRIOX

Investment Objectives

The Portfolio’s primary investment objective is current income, with long-term capital appreciation as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”).

	Institutional Shares	Open Shares

Shareholder Transaction Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	1.56%	2.05%

Acquired Fund Fees and Expenses*	.01%	.01%

Total Annual Portfolio Operating Expenses*	2.32%	3.06%

Fee Waiver and Expense Reimbursement**	1.16%	1.60%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.16%	1.46%

*	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2015, to the extent Total Annual Portfolio Operating Expenses exceed 1.15% and 1.45% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, with respect to the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waivers described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$118	$368	$ 895	$2,343

Open Shares	$149	$460	$1,142	$2,966

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal period, the Portfolio’s turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in dividend-paying common and preferred stocks, convertible securities and fixed income securities of U.S. Realty Companies (defined below), as well as certain synthetic instruments related to U.S. Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in U.S. Realty Companies and may include warrants, rights, options and shares of exchange-traded funds (“ETFs”).

The Investment Manager focuses on investments having the potential to deliver regular income and to offer the opportunity for long-term growth and capital appreciation. The Investment Manager conducts proprietary quantitative, qualitative and on-site real estate analysis to select the Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. The Investment Manager’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to net asset value (“NAV”) ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

“Realty Companies” are real estate-related companies of any size including, but not limited to, real estate investment trusts (“REITs”), real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the healthcare, gaming, retailing, restaurant, natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real-estate intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

The Portfolio’s investments in preferred stock and convertible and fixed income securities may include securities which, at the time of purchase, are rated below “investment grade” by a nationally recognized statistical rating organization, or the unrated equivalent as determined by the Investment Manager (“junk bonds”).

The Portfolio may invest in issuers of any market capitalization and securities of any maturity, and the Portfolio’s investments also may include securities purchased in initial public offerings.

The Portfolio also may invest up to 25% of its net assets in companies organized as master limited partnerships and their affiliates.

The Portfolio also may invest up to 20% of its assets in other securities and instruments of companies or entities (which need not be U.S. Realty Companies), including, but not limited to, securities of non-U.S. companies and other investment companies.

The Portfolio may, but is not required to, write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Since the Portfolio focuses its investments in Realty Companies, the Portfolio could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. An investment in REITs may be adversely affected or lost if the REIT fails to comply with applicable laws and regulations. If the Portfolio invests in a REIT that subsequently fails to qualify as a REIT under the Internal Revenue Code of 1986, as amended, it is highly likely that the REIT will be subject to a substantial additional income tax liability that could cause it to

2Summary Prospectus

liquidate investments, borrow funds under adverse conditions or, possibly, fail.

Many Realty Companies are small and mid cap companies, which carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The securities of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

There are various risks associated with investing in preferred securities, including credit risk; interest rate risk; deferral and omission of distributions; subordination; call and reinvestment risk; limited liquidity; limited voting rights; and special issuer redemption rights. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•

Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Securities with longer periods before maturity may be more sensitive to interest rate changes.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•

Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled, which is generally known as call risk. If this occurs, the Portfolio may be forced to reinvest in lower yielding securities. This is known as reinvestment risk.

•

Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

•

Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•

In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Portfolio.

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised, in which case the warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment.

While fixed income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. Fixed income securities are subject to credit risk, interest rate risk and call and reinvestment risk as described above for preferred securities. The Portfolio’s investments in lower- rated, higher-yielding securities are subject to greater credit risk than its higher-rated investments. If there is a decline in the credit quality of a fixed income security, or a perception of a decline, the security’s value could fall, potentially lowering the Portfolio’s share price. Junk bonds tend to be more volatile, less liquid and are considered speculative. During unusual market conditions, the

Summary Prospectus3

Portfolio may not be able to sell certain securities at the time and price it would like.

Non-U.S. securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than U.S. dollars carry the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held in the Portfolio.

Although the Portfolio is not considered to be “non-diversified,” it may invest in a smaller number of issuers than other, more diversified, investment portfolios, and the Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Writing options on securities and indexes, including for hedging purposes, may reduce returns or increase volatility, perhaps substantially, and may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. Writing options is subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security or index. As such, a small commitment to written options could potentially have a relatively large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. Over-the-counter options purchased on securities and indexes are subject to the risk of default by the counterparty and can be illiquid.

Any investments in other investment companies and ETFs are subject to the risks of the investments of the investment companies and ETFs, as well as to the general risks of investing in investment companies and ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any other investment companies and ETFs in which the Portfolio invests.

Performance Bar Chart and Table
Year-by-Year Total Returns for Open Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard U.S. Realty Income Portfolio. The Portfolio commenced operations after all of the assets of an investment company advised by Grubb & Ellis Alesco Global Advisors, LLC, Grubb & Ellis AGA Realty Income Fund (the “Predecessor Realty Income Fund”), were transferred to the Portfolio in exchange for Open Shares of the Portfolio in a tax-free reorganization on September 23, 2011. The bar chart shows how the performance of the Portfolio’s Open Shares (or the Predecessor Realty Income Fund’s Class A shares, prior to September 23, 2011) has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 40.10% Worst Quarter: 12/31/08 -27.16%

4Summary Prospectus

Average Annual Total Returns
(for the periods ended December 31, 2011)

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	1 Year	Life of Portfolio

Open Shares:	7/30/08

Returns Before Taxes		-0.16%	11.43%

Returns After Taxes on Distributions		-7.44%	6.47%

Returns After Taxes on Distributions and Sale of Portfolio Shares		3.58%	7.52%

Wells Fargo Hybrid and Preferred Securities REIT Index (reflects no deduction for fees, expenses or taxes)		9.61%	10.63%

Dow Jones U.S. Select Real Estate Securities Index (reflects no deduction for fees, expenses or taxes)		8.87%	-1.14%

BofA Merrill Lynch Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses or taxes)		4.11%	2.81%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		2.11%	1.66%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Jay P. Leupp, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since inception.

David R. Ronco, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since inception.

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares	$100,000

Open Shares	$ 2,500

IRA Rollover/Transfer (Open Shares only)	$ 2,500

The subsequent investment minimum is $50.

Portfolio shares are redeemable through the Fund’s transfer agent, Boston Financial Data Services, Inc., on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus5

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Wherever there’s opportunity, there’s Lazard.SM

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2012 The Lazard Funds, Inc. and Lazard Asset Management Securities LLC

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